AMENDMENT NO. 14
                                    TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


     This AMENDMENT NO. 14 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment No. 14" or this "Amendment") is entered into as of this 16th day of April, 1999, by and among ICON HEALTH & FITNESS, INC., a Delaware corporation ("Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Agent"), for itself as a Lender and as Agent for Lenders, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in Schedule A to the Agreement (as hereinafter defined).
                                   RECITALS
         WHEREAS, Borrower, Agent and Lenders have entered into that certain Amended and Restated Credit Agreement, dated as of November 14, 1994, as amended by that certain Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of September 8, 1995, that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated as of May 31, 1996, that certain Amendment No. 3 to Amended and Restated Credit Agreement, dated as of June 24, 1996, that certain Amendment No. 4 to the Amended and Restated Credit Agreement, dated as of July 12, 1996, that certain Amendment No. 5 to the Amended and Restated Credit Agreement, dated as of August 14, 1996 ("Amendment 5"), that certain Amendment No. 6 to the Amended and Restated Credit Agreement, dated as of August 23, 1996, that certain Consent and Amendment No. 7 to the Amended and Restated Credit Agreement, dated as of November 12, 1996, that certain Waiver, Consent and Amendment No. 8 to the Amended and Restated Credit Agreement, dated as of March 17, 1997, that certain Waiver, Consent and Amendment No. 9 to Amended and Restated Credit Agreement dated as of July 31, 1997, that certain Amendment No. 10 to Amended and Restated Credit Agreement dated as of August 28, 1997, that certain Amendment No. 11 to Amended and Restated Credit Agreement dated as of November 25, 1997 ("Amendment 11"), that certain Waiver, Consent and Amendment No. 12 to Amended and Restated Credit Agreement dated as of July 31, 1998 ("Amendment 12"), and that certain Waiver , Consent and Amendment No. 13 to Amended and Restated Credit Agreement dated as of April 15, 1999 ("Amendment 13") (as further amended, supplemented, restated or otherwise modified from time to time, the "Agreement"); and


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      WHEREAS, Borrower has requested that Agent and Lenders enter into certain amendments to the Agreement; and
      WHEREAS, Agent and Requisite Lenders have agreed to enter into certain amendments to the Agreement upon the terms and conditions set forth herein.
      NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

      Section
 1. 0 .
Amendment to Inventory Advance Rate. The commencement of the seasonal over-advance provided for in clause (b)(i) of the definition of Borrowing Base in Schedule A to the Credit Agreement shall be moved forward in time, in increments, as follows: the basic advance rate of 60% shall be increased to 65% upon delivery to the Agent of evidence that holders of at least 90% in principal amount of the Senior Notes outstanding have executed and delivered to Borrower "lock-up letters" conforming in all material respects to the form of lock-up letter attached as Exhibit A to Amendment 13 on or prior to April 30, 1999, such increase to continue so long as such lock-up letters remain in effect. The basic advance rate shall be further increased from 65% to 70% upon delivery to Agent on or prior to June 1, 1999 of a proposal letter from one or more recognized financial institutions in form and substance reasonably satisfactory to Agent, providing for financing sufficient to pay in full all of the Obligations prior to August 2, 1999, such increase to continue so long as such lock-up letters and such proposal letter remain in effect (as determined by Agent). Notwithstanding the foregoing, the aggregate, incremental Borrowing Availability resulting from such increases in the inventory advance rate shall not exceed $8,000,000 at any time and (ii) the aggregate Revolving Credit Advances and Letter of Credit Obligations outstanding at any time shall not exceed that amount permitted under the indentures governing the Senior Notes, Intermediate Holdings Zero Coupon Notes and Zero Coupon Notes.

      Section 1. 0. 1.   Waiver and Release.  Borrower hereby waives and
releases any and all claims it may have against Agent and each Lender arising under, or in connection with, the Agreement, any of the other Loan Documents or any transactions in connection therewith.

      Section 1. 0. 2.   Representations And Warranties Of Borrower.
Borrower represents and warrants that:

      A. the execution, delivery and performance by Borrower of this Amendment has been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

      B. each of the representations and warranties contained in the Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

      C. neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Ultimate Holdings, Intermediate Holdings, Holdings, Borrower or any of its Subsidiaries is a party or by which any of their property is bound; and




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      D. after giving effect to this  Amendment,  no Default or Event of Default shall have occurred and be continuing under the Agreement.

      Section

 1. Conditions To Effectiveness. This Amendment shall be effective upon satisfaction of the following conditions precedent:

      A. Execution and delivery of this Amendment by Requisite Lenders and Borrower.

      B. The representations and warranties contained herein shall be true and correct in all respects.

      C. Delivery to Agent of a duly executed opinion of in-house counsel to Borrower, in form and substance satisfactory to Agent and its counsel, opining as to the due authorization, execution and delivery of this Amendment and the absence of any conflict between this Amendment and any other agreements or obligations of Ultimate Holdings, Intermediate Holdings, Holdings or Borrower.

      D. Delivery to Agent of a duly executed opinion of outside counsel to Borrower, in form and substance satisfactory to Agent and its counsel, opining as to the absence of any conflict between this Amendment and any other agreements of Ultimate Holdings, Intermediate Holdings, Holdings or Borrower relating to the Zero Coupon Notes, the Senior Notes, or other Indebtedness.

      E. Execution and delivery to Agent of a Reaffirmation of Guaranty by ICON International Holdings, Inc., JumpKing, Inc., and Universal
Technical Services, Inc.

      Section

 1. Success Fee. Borrower shall pay to Agent for the benefit of all Lenders a success fee in the amount of $411,830.22. Such fee shall be due and payable on the earlier to occur of the date on which the Obligations are paid in full or the Revolving Loan Commitment Termination Date and shall be paid to the Persons that are Lenders as of the date hereof (or their successors and assigns) in accordance with their Pro Rata Shares as of the date hereof. Such fee is in addition to the success fee set forth in Section 21 of Amendment 12 and the success fee set forth in Section 8 of Amendment 13.

      Section 1. 0. 1.   Reference To And Effect Upon The Agreement.

      A. Except as specifically amended above, the Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

      B. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Agreement or any Loan Document, nor constitute a waiver of any provision of the Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Agreement as amended hereby.






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      Section

 1. Costs And Expenses. As provided in Section 11.3 of the Agreement, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

      Section 1. 0. 1.   Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

      Section 1. 0. 2.   Headings.  Section headings in this Amendment are
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

      Section 1. 0. 3.   Counterparts.  This Amendment may be executed in
any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                           (signature page follows)



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      IN WITNESS WHEREOF,  the parties hereto hereupon set their hands as of the date first written above.

                              ICON HEALTH & FITNESS, INC.

                              By:

                              Title:


Revolving Credit Loan         GENERAL ELECTRIC CAPITAL CORPORATION,
Commitment:  $177,500,000,          as Agent and Original Lender
(including a Supplemental
Credit Loan Commitment        By:
of $2,500,000)
Term Loan A:  $1,117,340.88   Title:


Revolving Credit Loan         PILGRIM AMERICA PRIME RATE TRUST
Commitment:  $0,
Term Loan B:  $15,551,874.33  By:

                              Title:


Revolving Credit Loan         THE FIRST NATIONAL BANK OF CHICAGO
Commitment:  $23,500,000,           (assignee of NBD Bank)
Term Loan A:  $335,285.55
                              By:

                              Title:


Revolving Credit Loan         BANKBOSTON, N.A.
Commitment:  $18,000,000,
Term Loan A:  $223,393.29
                              By:

                              Title:


Revolving Credit Loan         NATIONSBANK OF TEXAS, N.A.
Commitment:  $17,500,000,

                              By:

                              Title:


Revolving Credit Loan         ZIONS FIRST NATIONAL BANK
Commitment:  $9,000,000,
Term Loan A:  $223,393.29
                              By:

                              Title:


Revolving Credit Loan         THE CIT GROUP/BUSINESS CREDIT, INC.
Commitment:  $15,500,000,
Term Loan A:  $223,393.29
                              By:



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                              Title:


Revolving Credit Loan         UNION BANK
Commitment:  $13,000,000,
Term Loan A:  $335,285.55
                              By:

                              Title:


Revolving Credit Loan         CITICORP USA, INC.
Commitment:  $29,250,000,
(including a Supplemental
Credit Loan Commitment        By:
of $2,500,000)
Term Loan A:  $1,286,369.76   Title:


Revolving Credit Loan         THE PROVIDENT BANK
Commitment:  $6,750,000,
Term Loan A:  $167,838.39
                              By:

                              Title:


Revolving Credit Commitment (including
$5,000,000 Supplemental Credit Loan
Commitment):                                $310,000,000.00
Term Loans:                                 $ 19,464,174.33
                                            ---------------
Total                                       $329,464,174.33